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                                                                  Exhibit 23(b)



                        INDEPENDENT AUDITORS' CONSENT
                        -----------------------------

The Trustees
EastGroup Properties:

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

                                            /s/KPMG PEAT MARWICK LLP
                                            -------------------------
                                               KPMG PEAT MARWICK LLP

Jackson, Mississippi
February 26, 1996